UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

WORLD GOLD TRUST
SPONSORED BY WGC USA ASSET MANAGEMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-37996	36-7650517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WGC USA Asset Management Company, LLC
685 Third Ave., Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold MiniShares®	GLDM®	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 9, 2026, Joseph R. Cavatoni will step down as the Principal Executive Officer of WGC USA Asset Management Company, LLC (the “Sponsor”), the Sponsor of World Gold Trust and its series, SPDR® Gold MiniShares® Trust (the “Trust”), in order to expand his role at the World Gold Council (“WGC”) as the Senior Market Strategist and Head of Public Policy, Americas. On the same date, the Sponsor appointed Jonathan D. Spiegel to serve as the Sponsor’s new Principal Executive Officer, with immediate effect. Mr. Cavatoni’s departure does not arise from any disagreement on any matter relating to the operations, policies or practices of the Trust.

Mr. Spiegel, age 44, joined WGC on January 13, 2026, as the Chief Executive Officer of the Funds. Prior to that, Mr. Speigel was Director and Head of ETF Product Development at New York Life Investment Management from October 2021 through December 2025, having previously served as Director of Product Development from August 2016 to October 2021. From June 2010 to August 2016, Mr. Spiegel was a Vice President within the Global Funds Group at Goldman Sachs Asset Management. Earlier in his career, he served as an Associate with Morgan Stanley Investment Management from 2007 to June 2010. Mr. Spiegel earned his Bachelor’s degree from The Pennsylvania State University and a Master of Business Administration from the Gabelli School of Business at Fordham University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2026	WORLD GOLD TRUST
(Registrant)*

	By:	WGC USA Asset Management Company, LLC as the Sponsor of the Registrant

	By:	/s/ Amanda Krichman
Name: Amanda Krichman Title: Principal Financial and Accounting Officer

*
As the Registrant is a trust, this report is being filed on behalf of the Registrant by WGC USA Asset Management Company, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in her capacity as an authorized officer of WGC USA Asset Management Company, LLC.